Supplement dated December 30, 2013 to the Prospectus dated May 1, 2013 for the Schwab Retirement Income Variable Annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013.

THIS SUPPLEMENT ONLY APPLIES TO CONTRACTS ISSUED IN CALIFORNIA.

Effective March 1, 2014, the following Investment Option will be available:

SCHWAB ANNUITY PORTFOLIOS	INVESTMENT GOAL	MANAGER
Schwab Money Market PortfolioTM	Seeks the highest current income consistent with stability of capital and liquidity.	Charles Schwab Investment Management, Inc.

For more information on the new Fund portfolio, including a discussion of the investment techniques, charges and expenses, and risks associated with the portfolio’s investments, see the applicable Fund prospectus. You can obtain the prospectus by contacting your Schwab Financial Consultant or online at www.schwabfunds.com/prospectus.

The Schwab Money Market Portfolio is only available to California applicants age 60 or older during the Right to Cancel “Free Look” period. Effective March 1, 2014, the Pacific Select Fund Cash Management Portfolio (“Cash Management Portfolio”) will no longer be used for allocation during the Free Look period. If you have any Contract Value allocated to the Cash Management Portfolio before March 1, 2014, the Contract Value will remain in the Cash Management Portfolio until the end of the Free Look period.

On March 1, 2014, for California applicants age 60 or older, the Schwab Money Market Portfolio will be used for Free Look purposes. Any outstanding instruction you have on file with us that designates the Cash Management Portfolio (which includes any pending variable annuity applications) will be deemed an instruction for the Schwab Money Market Portfolio. Please work with your Schwab Financial Consultant if you have any questions.

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